UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2013

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV  89052

(Address of Principal Executive Offices)      (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

As of October 16, 2013, Blue Earth, Inc. (the “Company”) appointed Michael W. Allman (53) and James A. Kelly (age 56) to the Company’s Board of Directors.  Their respective two-year terms shall commence on the earlier of (i) when the Company’s securities are listed on Nasdaq or NYSE MKT; or (ii) January 1, 2014.

Messrs. Allman and Kelly have entered into Board of Directors Agreements that provide the following terms:

•

Each shall be compensated 100,000 of restricted common stock of the Company, which shall vest at the rate of fifty thousand shares upon each of the first anniversary and the second anniversary of their terms pursuant to Non-Qualified Stock Option Agreements.

•

Mr. Allman shall serve on each of the following committees of the Board of Directors:

o

member of the Compensation Committee;

o

member of the Nominating & Corporate Governance Committee;

o

chairman of the Audit Committee

•

Mr. Kelly shall serve on each of the following committees of the Board of Directors:

o

chairman of the Compensation Committee;

o

chairman of the Nominating & Corporate Governance Committee;

o

member of the Audit Committee

•

The Company shall reimburse each of the directors for travel and other expenses incurred while serving in their capacity as directors of the Company.

On October 21, 2013, the Company appointed Governor Bill Richardson (age 65) to serve as a member of the Company’s Board of Directors.  Governor Richardson shall serve on the Board of Directors for a two-year term commencing on the earlier of (i) when the Company’s securities  are listed on Nasdaq or the NYSE MKT; or (ii) January 1, 2014.  Governor Richardson entered into a Board of Directors Agreement that provides for consideration of his services as a member of the Board of Directors, Governor Richardson shall receive 100,000 of restricted common stock of the Company, which shall vest at the rate of fifty thousand shares upon each of the first anniversary and the second anniversary of his term pursuant to a Non-Qualified Stock Option Agreement.

Copies of the related press releases are attached as Exhibits 99.1 and 99.2, respectively (the “Press Releases”). The information contained in the Press Releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Description

10.01	Form of Board of Directors Agreement by and between the Company and each of the directors referenced in this report.

99.1	Press Release issued on October 17, 2013.

99.2	Press Release issued on October 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2013	BLUE EARTH, INC.

By: /s/Johnny R. Thomas
Name: Dr. Johnny R. Thomas
Title: Chief Executive Officer

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